EXHIBIT 32


    CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies that the annual report on Form 10-KSB of Millstream II Acquisition Corporation ("the Registrant") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: March 30, 2005

                                             /s/ Arthur Spector
                                             -----------------------------------
                                             Arthur Spector
                                             Chairman of the Board,
                                             President and Chief Executive
                                             Officer (Principal executive
                                             and financial officer)


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